Exhibit 99.1
1 NASDAQ: WULFJune 2022An Infrastructure-Focused Mining CompanyAccelerating the Transition to a Zero-Carbon Future

SAFE HARBOR STATEMENT

This presentation is for informational purposes only and contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as "plan," "believe," "goal," "target," "aim," "expect," "anticipate," "intend," "outlook," "estimate," "forecast," "project," "continue," "could," "may," "might," "possible," "potential," "predict," "should," "would" and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf's management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) conditions in the cryptocurrency mining industry, including fluctuation in the market pricing of bitcoin and other cryptocurrencies, and the economics of cryptocurrency mining, including as to variables or factors affecting the cost, efficiency and profitability of cryptocurrency mining; (2) competition among the various providers of data mining services; (3) changes in applicable laws, regulations and/or permits affecting TeraWulf's operations or the industries in which it operates, including regulation regarding power generation, cryptocurrency usage and/or cryptocurrency mining; (4) the ability to implement certain business objectives and to timely and cost-effectively execute integrated projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to growth strategies or operations; (6) loss of public confidence in bitcoin or other cryptocurrencies and the potential for cryptocurrency market manipulation; (7) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (8) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of TeraWulf, including mining equipment and equipment meeting the technical or other specifications required to achieve its growth strategy; (9) employment workforce factors, including the loss of key employees; (10) litigation relating to TeraWulf, IKONICS and/or the business combination; (11) the ability to recognize the anticipated objectives and benefits of the business combination; and (12) other risks and uncertainties detailed from time to time in the Company's filings with the Securities and Exchange Commission ("SEC"). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company's filings with the SEC, which are available at www.sec.gov.

TERAWULF

Our MissionTo be the premier U.S. based, large-scale, zero-carbonbitcoin miner,generating attractive investorreturnswhile providingsustainable benefits forourcommunities. Experienced Energy EntrepreneursInfrastructure FirstScalable and FlexibleTransparent Governance Business IntegrityResponsible Energy SourcingZero-Carbon EnergyFlexible BaseloadEnvironmental StewardshipOur Core ValuesESG is at the core of TeraWulf's corporate strategy and ties directly to its business success, risk mitigation, and reputational value. 3

(1)Average estimated bitcoin production cost assumes miner efficiency of 100 TH/s and global network hash rate of 215 EH/s. (2)Future estimates reflect anticipated infrastructure capacity based on current estimates and market conditions and are subjecttochange.TeraWulf at a Glance•Introducing a new paradigm for best-in-class crypto mining–Generating sustainable low-cost, domestic bitcoin at industrial scale–Targeting 100% zero-carbon emissions utilizing nuclear, hydro, and solar energy sources–Established digital infrastructure provides ability to build and scale mining operations rapidly•Offering one of the most attractive economics of any bitcoin miner–Generating bitcoin at an average marginal production cost of $5,500(1)•Continuing its rapid deployment plan for 2022 and 2023 after commencing bitcoin mining in March 2022(2)–Targeting fully developed net capacity of up to 210 MW (or 7.1 EH/s) by YE 2022 and expansion to 400 MW (or 13.5 EH/s) by YE 2023–Anticipating net capacity of up to 800 MW (23 EH/s) by YE 2025•Vertically integrated and strengthening the electric grid to enable decarbonization–Facilities serve as a resource to further enable the electric grid’s transition to a zero-carbon future•Led by energy entrepreneur Paul Prager and a seasoned management team–Accomplished management team with decades of experience in energy infrastructure and power supply optimization–Proud to have industry leading diversity, with many leadership positions held by women•Driving value by focusing on best ESG practices–Committed to purpose-driven business practices, clean energy goals, and support for communities4

Significant Progress Establishing Mining and Digital Infrastructure

- ✓ *Completing buildout of two state-of-the-art, zero-carbon data centers in NY and PA*
- ✓ *Scaling infrastructure: targeting 210 MW completed in 2022, up to 400 MW in 2023, and up to 800 MW in 2025 of mining capacity(1)*
- ✓ *Approximately $356 million of funding secured to date(2)*



Lake Mariner approved for NYPA's HLF Program(3)
Formed JV with Talen for 300 MW Nautilus facility in PA
Announced reverse merger with IKONICS to become a public company
NASDAQ DEBUT
Began mining at Lake Mariner
Mar 2020
Feb 2021
Mar 2021
May 2021
Jun 2021
|<< SEC Merger Review Process >>|
Dec 2021
Mar 2022
Apr 2022
Jun 2022
FY 2022
TeraWulf Formed
$30M seed equity financing
$50M equity financing
$200M equity and debt
$15M equity
$25M equity
$30M equity and debt(2)
$45-85M growth capital(4)

(1) Future estimates reflect anticipated infrastructure capacity based on current estimates and market conditions and are subject to change.
(2) Includes $15M first draw of debt from the agreed-in-principle, up to $50 million add-on facility from existing lenders, which remains subject to final documentation and various closing conditions.
(3) NYPA's HLF Program provides for the allocation of power (currently 91% zero-carbon), sourced from the market, to energy-intensive industries and reduces transmission costs.
(4) Transformative growth capital to finalize baseload capacity of 210 MW.

TERAWULF 5

Why WULF Wins: The Four "P's"

Plugs



Digital Asset Infrastructure First

Foundation to Scale

People



Experienced Energy Entrepreneurs

Power & Infrastructure Experts

Power



Sustainable, Scalable Facilities

Key Relationships and Site Control

Priorities



ESG Principled and Practiced

Driving the Future of Mining

TERAWULF

6

Note: Future estimates reflect anticipated infrastructure capacity based on current estimates and market conditions and are subject to change. All figures reflect TeraWulf’s 50% net JV interest in the Nautilus Cryptomine.Focusing on plug capacity ensures flexible growth through dynamic marketsTeraWulf’s owned infrastructure provides economic flexibility to self-mine, host, or host-to-ownTargeting plug capacity capable of mining approx. 7.1 EH/s by YE 2022, 13.5 EH/s by YE 2023and 23 EH/s by YE 2025 210MW400MW800MW 7.1 EH/s 13.5EH/s23EH/s0510 1520 250100200 300400500600 700800900YE 2022YE 20232025 Hashing Capacity (EH/s) Infrastructure Capacity (MW) MW Hashing Capacity7 Plugs: Building Infrastructure to Scale RapidlyTarget of 210 MW by YE 2022 pro forma for investment and deployment of $45 -$85 million of transformative growth capital

People: Best-in-Class Management Team

Led by an accomplished, diverse management team with 30+ years of experience in developing and managing energy infrastructure and disruptive technology

TERAWULF



PAUL PRAGER

Co-Founder, Chairman & Chief Executive Officer

30+ year energy infrastructure entrepreneur. USNA Foundation Investment Committee Trustee.



NAZAR KHAN

Co-Founder, Chief Operating Officer & Chief Technology Officer

20+ years in energy infrastructure and cryptocurrency mining. Previously at Evercore.



KERRI LANGLAIS

Chief Strategy Officer

20+ years of M&A, financing, strategy, and power sector experience. Previously at Goldman Sachs.



STEFANIE FLEISCHMANN

General Counsel

General Counsel for 15+ years overseeing all legal and compliance matters. Previously at Paul, Weiss.



PATRICK FLEURY

Chief Financial Officer

20+ years of financial experience in the energy, power, and commodity sectors. Previously at Platinum Equity and Blackstone.



SANDY HARRISON

VP, Investor Relations

20+ years in financial and marketing communications, equity research, financial analysis, and strategic planning. Previously at Semtech Corp.

8

Power: Sustainable and Scalable Sites

LAKE MARINER DATA



91%+ Zero Carbon[1]

110 MW Available Exiting 2022

500+ MW Hydro, Solar

NAUTILUS CRYPTOMINE



100% Zero Carbon

100 MW Available Exiting 2022[2]

300+ MW Nuclear

210 MW Targeting fully developed high scale capacity by YE 2022

800 MW Mining capacity by 2025 at existing sites

> 91% ZERO-carbon power supply today, with goal of achieving 100%

< 3 ¢ Per kilowatt hour target average power cost

(1) Source: NYISO Power Trends 2022 report (https://www.nyiso.com/power-trends).
(2) Figures represent TeraWulf's 50% net JV interest in Nautilus Cryptomine.

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Positively impacting theenvironment through our operations SOCIALDiverse management team Strong service culture with emphasis on supporting veteransTrack record of stakeholder engagement and supporting communitiesFunding and participating in social health, environmental, and sustainability initiatives through TheTeraWulf Charitable FoundationENVIRONMENT91%+ zero-carbon with goal of 100%Strong environmental stewardshipStrict compliance with regulationValuable load balancing supports decarbonization of electric gridGOVERNANCENine-member Board comprised of diverse and accomplished leadersBalance of institutional knowledge and fresh perspectiveComprehensive risk management and business continuity practices 10 Priorities: ESG Sits at TeraWulf’s Core

(1)Includes $15M first draw of debt from the agreed-in-principle, up to $50 million add-on facility from existing lenders, which remains subject to final documentation and various closing conditions. (2)March 2022 ATM proceeds include insider purchases of approx. $3M. $30 $80 $280 $300 $326 $356 $30 $50 $76.5$15 $25 $15 $123.5$15 $5$1$45 $40 $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500Mar-21Jun-21Dec-21Mar-22Apr-22Jun-22FY-22(in millions) Previous Raise Equity / Equity Linked Term Loan ATM Transformative Growth Capital $280M $80M$326M$300M$356M$401-441M$356M of supportive institutional capital raised in last 15 months(1)Targeting$45M -$85M of additional growth capital in FY 2022 to finalize full development of 210 MW Capital Raising Activity11(2) 61%39%Current Capital Structure Equity Debt(1)

Current Business Outlook

Scalable, Efficient, and Resilient Infrastructure First Initiatives

	Total Infrastructure Capacity(1)	Total Hash Rate Capacity(2)	Self-Mining Hash Rate(2)	Host / Host-to-Own Hash Rate(2)	Power Cost ($/kWh)	SG&A and OpEx
YE 2022	210 MW	6.3 – 8.2 EH/s	2.0 – 4.5 EH/s	2.6 – 5.1 EH/s	$0.03	$30M – $45M
YE 2023	400 MW	12 – 15 EH/s	4.5 – 9.0 EH/s	4.5 – 9.0 EH/s	$0.03	$40M – $45M

TeraWulf is Committed to Achieving…

Scale
- ✓ ***23 EH/s*** *by 2025*
- ✓ ***800 MW*** *of mining capacity in 2025*

Sustainability
- ✓ *Targeting* ***100% zero-carbon*** *energy by leveraging nuclear, hydro and solar*
- ✓ *Core* ***ESG*** *focus*

Profitability
- ✓ *Leveraging vertical integration to lower SG&A and OpEx costs*
- ✓ *Competitive power cost well below CBECI average* ***$0.05/kWh***[3]

(1) Future estimates reflect anticipated infrastructure capacity based on current estimates and market conditions and are subject to change. All figures reflect TeraWulf's 50% net JV interest in the Nautilus Cryptomine.
(2) For illustrative purposes only; hash rate range reflects a blend of 100 and 140 TH/s miners, with 31.5 and 21.5 J/TH efficiency, respectively (J/TH adjusted by +5% to reflect ancillary power requirements).
(3) Source: Cambridge Bitcoin Electricity Consumption Index (https://ccaf.io/cbeci/index).

TERAWULF
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2.0 EH/s Self-Mining and 4.4 EH/s HostingPeriod Ending BTC Price(2) $20,000 $40,000 $60,000 $80,000 $100,000 Period Ending Global Hash Rate(1)(EH/s)250$92 $128 $164 $200 $237 275$87 $121 $155 $188 $222 300$83 $115 $146 $178 $209 325$80 $109 $139 $169 $198 350$77 $105 $133 $161 $189 375$74 $100 $127 $153 $180 400$71 $96 $122 $147 $172 Infrastructure First Model: Illustrative Annual Margin* Data table figures represent annual gross margin in $ millions and assume 95% miner availability.(1)Period ending global network hash rate calculated by linearly increasing the current global network hash rate (210 EH/s as ofMay 1, 2022) to achieve the “Period Ending Hash Rate”.(2)Period ending BTC prices calculated by linearly decreasing/increasing the current BTC price of $40k (as of May 1, 2022) to achieve the “Period Ending BTC Price”. 3.4 EH/s Self-Mining and 3.0 EH/s HostingPeriod Ending BTC Price(2) $20,000 $40,000 $60,000 $80,000 $100,000 Period Ending Global Hash Rate(1)(EH/s)250$125 $188 $250 $313 $375 275$117 $176 $234 $292 $350 300$110 $165 $220 $274 $329 325$104 $156 $207 $258 $309 350$99 $147 $196 $244 $292 375$94 $140 $186 $231 $277 400$89 $133 $176 $220 $264 13 $0-$100 million $100-200 million +$200 millionLegend Low power cost provides downside protection, while enabling significant upside due to operational leverage 4.5 EH/s Self-Mining and 2.5 EH/s HostingPeriod Ending BTC Price(2) $20,000 $40,000 $60,000 $80,000 $100,000 Period Ending Global Hash Rate(1)(EH/s)250$155 $238 $321 $404 $487 275$145 $222 $299 $376 $453 300$135 $208 $280 $352 $424 325$127 $195 $263 $331 $399 350$120 $184 $248 $312 $376 375$113 $174 $235 $296 $356 400$107 $165 $223 $281 $338

Infrastructure First Model: Illustrative Hosting Economics

Owned infrastructure gives TeraWulf the ability to economically optimize facility mining capacity

Business Module / Service	Host Rate ($/kWh)	Hosting Margin[(1)] ($)	Profit Share[(2)] ($)	Miner Price Discount[(3)] ($)	Annual Value Capture ($)	Infrastructure Cost[(4)] ($)	Payback Period[(4)] (yrs)
Pure Hosting	$0.065	$31.2M	N/A	N/A	$31.2M	$52M	1.66
Profit-Share Hosting	$0.065	$31.2M	$6.5M	N/A	$37.7M	$52M	1.38
Host-to-Own	$0.065	$31.2M	N/A	$67.3M	$98.6M	$52M	0.53

TERAWULF

(1) Assumes a power cost of $0.03/kWh, host rate of $0.065/kWh, miner power consumption of 3.25 kW, availability of 95%, 33,000 miner capacity.
(2) Assumes network hash rate growth according to BitOoda projections from 4/28/2022, a flat bitcoin price of $40,000, and 15% gross profit share in addition to footnote (1) above.
(3) Assumes annual miner purchase price discount of $20/TH per miner.
(4) Assumed infrastructure cost based on current Lake Mariner buildout for illustrative purposes. Payback period equivalent to Infrastructure Cost divided by Annual Value Capture.

14

TeraWulf is an Emerging Leader in Digital Asset Infrastructure•Best-in-class crypto mining due to low-cost, sustainable, and domestic bitcoin mining at industrial scale targeting zero-carbon energy leveraging nuclear, hydro, and solar resources•Vertically integrated, infrastructure first strategy ensures ability to create and take advantage of plug-ready digital asset infrastructure•Delivering peer leading economics with a comprehensive and compelling business outlook•Experienced team with decades of energy infrastructure experienceand a model for sustainable, large-scale bitcoin mining•Core ESG focusdifferentiates TeraWulf and contributes to the acceleration of the U.S. transition to a more resilient, stable energy grid15

SITE OVERVIEWS

Lake Mariner Data (NY)







LAKE MARINER DATA

Location:	Barker, NY
Ownership:	100%
Site Control:	Long-term lease
Infra. Capacity:	500 MW total YE ‘22: 110 MW
Power Source:	91%+ hydro
Deployment:	Completing construction
Miners[1]:	18,000 S19 XPs

(1) Reflects existing miner purchase agreements.

TERAWULF

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New York Regulatory Environment“NYPA is pleased to propose working with Lake Mariner Data, LLC to have 7725 Lake Road, Barker, NY participate in demand response programs in 2022, supporting TeraWulf’s goal to become a zero-carbon emissions crypto mining company.”New York Power Authority, April 2022 •On June 3, the NY Senate passed a two-year moratorium on future cryptocurrency mining powered by fossil fuels –Restricts issuance of new permits for proof-of-work mining operations that are powered by an “electric generating facility that utilizes a carbon-based fuel.” –Requires a study by the NY DEC on proof-of-work mining’s impact on State’s emissions–The legislation will now go to Gov. Kathy Hochul to sign into law or veto•Proposed Bill will NOT impact TeraWulf’s Lake Mariner Facility in Upstate NY–NOT an electric generating facility and does NOT require an air permit–NOT using a carbon-based fuel for proof-of-work mining behind the meter–“My bill is not a ban on crypto. It’s not even a ban on mining,” Kelles said. “It is a two-year moratorium specifically on cryptocurrency mining operations that are housed at fossil fuel-burning power plants.”•Lake Mariner has a contract with NYPA, a State Agency, for 90 MW of power –NYPA is also partnering with Lake Mariner on a unique program to provide the State’s grid with a significant demand energy response capability NY Senate Passes Bitcoin Mining Moratorium 18

Lake Mariner: Locational Advantages

Access to abundant low-cost hydro power and congestion dynamics mute impact of natural gas prices

- Efficient combined cycle gas turbines are not dispatched frequently due to congestion charges
- Gas prices have little impact on Lake Mariner's node and surrounding nodes
- Ample renewable projects in the region supplement abundant low-cost hydro resources
- Over 1 GW of additional wind and solar projects in NYISO Zone A interconnection queue with COD dates prior to 2024, including 207 MW of solar at Lake Mariner's node



Lake Mariner
Lockport CC capacity factor: 8.1% (2020)
Fortistar North Tonawanda CC: 3.7% (2020)
Indeck Silver Springs CC capacity factor: 8.5% (2020)
Oakville
Rochester
Hornell
LMD Location
ISO Zones
ISO Zone
Zone A (West)
Transmission Lines Operating
Voltage (kV)
1 - 138
138 - 230
230 - 345
345 - 500
500 - 765
Power Plants
Fuel Type
Solar
Gas
Water
Wind
Oil
Biomass
Other Nonrenewable
Nuclear
Operating Status
Operating
Operating Capacity (MW)
0.0 - 50.0
50.0 - 250.0
250.0 - 1,000.0
1,000.0 - 2,434.9

Source: Cap IQ Energy Map

TERAWULF

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Lake Mariner: Demand Response Programs Provide Upside

- ✓ ***Allocating revenues from NYISO's Special Case Resource (SCR) and National Grid's Commercial System Relief Program (CSRP) across 95% of hours reduces cost of energy by approx. $6/MWh***
- ✓ ***With future programs, energy costs can be reduced by an estimated $18/MWh***

Most Accessible Demand Response Programs

Program Name	Description	Period	Compensation	Annual Revenue per 100 MW[1]
National Grid Commercial System Relief Program	Mandatory curtailment when system peak demand forecast reaches 92% of summer peak demand forecast.	May-September	$2.75/kW-mo. plus $0.18/kWh performance payment	$1.4 million[2]
NYISO Special Case Resource	Mandatory curtailment during system reliability events for a minimum of 4 hours.	All Year	Approx. $3.00/kW-mo.	$3.6 million

Future Programs

Available Opportunities	Description	Period	Compensation	Est. Annual Revenue per 100 MW[1]
NYISO Frequency Regulation	Provide reg-up, reg-down services with 30-second response time.	All Year	Variable based on real time market	$2-7 million
NYISO Operating Reserve	Provide 10-minute real time demand response, typically called for 20 hours per year.	All Year	Variable based on real time market	$2-7 million

TERAWULF

(1) The above information is for general information purposes only. Annual Revenue is for illustrative purposes only and should not be considered projections of TeraWulf's operating performance. Sources include NYPA and independent service providers: http://icap.nyiso.com/ucap/public/auc_view_strip_selection.do; https://www.nationalgridus.com/media/pdfs/bus-ways-to-save/csrp-program-overview.pdf.
(2) Excludes pay for performance payments.

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Nautilus Cryptomine (PA)







NAUTILUS CRYPTOMINE

Location:	Berwick, PA
Ownership:	50% (JV with Talen)
Site Control:	Long-term lease
Infra. Capacity:	300 MW (150 MW net) total YE '22: 100 MW (net)
Power Source:	Nuclear power
Deployment:	Completing construction
Miners[1]:	30,000 S19j Pros (15,000 net) 9,000 MV7s (4,500 net)

(1) Reflects existing miner purchase agreements.

TERAWULF

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Nautilus: Facility Design Advantages 22Reliable behind-the-meter zero-carbon energy •Data center design with extra redundancy and reliability to maximize online miner capacity•Both inlet and outlet air cooling (i.e., “push/pull”)•Robust building management system to optimize temperature control and minimize power consumption•Variable speed controls on all fans•Extra air filtration to optimize building air quality•Customized racking design to accommodate different miner dimensions•Built-in electrical switching to prevent curtailment from substation transformer outage•Infrastructure capable of future expansion

APPENDIX

Power Price: Advantage of WULF's Vertical Integration

Infrastructure-first strategy is expected to be superior to an "asset light" model over time

Prioritizing the most important variable: Power Price


Miners
Electricity
Opex & O/H

Illustrative Power Cost Impact per BTC

	WULF		Asset Light[1]	
	2023E	2H 2024E	2023E	2H 2024E
Cost of power[(1)] ($/kWh)	$0.030		$0.045	
Cost of host operations ($/kWh)	$0.000		$0.000	
Total direct cost ($/kWh)	**$0.030**		**$0.045**	
Miner power consumption (kW)	3.25		3.25	
Hours per year	8,760		8,760	
Availability	98%		98%	
Annual power cost	**$837**		**$1,256**	
Network hash rate[(2)] (EH/s)	428.0		428.0	
BTC mined per year	0.08		0.08	
Annual power cost per BTC	**$10,905**	**$10,905**	**$16,358**	**$16,358**
Network hash rate - rate of increase[(3)]		52%		52%
Adjusted cost in BTC terms		$21,135		$31,702
Block halving adjustment (April '24)		50%		50%
Future marginal cost to mine per BTC		**$42,269**		**$63,404**

TERAWULF

Note: For illustrative purposes only.
(1) Assumed cost of power based upon estimated cost for an asset light bitcoin miner.
(2) Network hash rate reflects BitOoda assumed average for 2023 as of April 28, 2022. https://www.bitooda.io/public-files/20220428 BitOoda Weekly Hash.pdf.
(3) Reflects annual increase in global network hash rate required to achieve BitOoda's reported average network hash rate of 649 EH/s in 2024.

24

Bitcoin Stock-to-Flow vs Price

Historic BTC price appreciation approaching halving



$10,000,000.00
$1,000,000.00
$100,000.00
$10,000.00
$1,000.00
$100.00
$10.00
$1.00
$0.10
$0.01
2010
2012
2014
2016
2018
2020
2022
2024
2026
Stock-to-Flow Ratio
BTC Price

Source: https://studio.glassnode.com/metrics?a=BTC&category=&m=indicators.StockToFlowRatio

TERAWULF

25

Sources & Uses: Prior Estimates vs: Current Plan

June 2021

- 175 MW or 5 EH/s at YE 2022
- 3.0 EH/s @ Nautilus (self-mining)
- 2.0 EH/s @ Lake Mariner (self-mining)



$380M
$380M
Planned Raise, $300
Equity / Equity Linked, $80
Nautilus, $171
Lake Mariner, $154
Growth Capex, $44
Cash, $12
Sources
Uses

June 2022

- 210 MW or 7.1 EH/s at YE 2022
- 3.0 – 3.4 EH/s @ Nautilus (self-mining/host-to-own)
- 3.3 – 4.8 EH/s @ Lake Mariner (self-mining/host-to-own)



$400M
$400M
Funding Gap, $44
Capital Raised, $356(1)
Cash, $17
S19 XP Deposit, $83
Nautilus: Miners, $119 Infra, $79
Lake Mariner: Infra, $52
SG&A + Deal Exp., $50
Sources
Uses

Note: All figures based upon Company estimates and projections.
(1) Includes $15M first draw of debt from the agreed-in-principle, up to $50 million add-on facility from existing lenders, which remains subject to final documentation and various closing conditions.

TERAWULF
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Sources and Uses: Capital Overview

- Deployed $326M capital as of April 2022
  - $68M invested in infrastructure
  - $190M in miner payments
  - Balance is fees and other expenses
- Incremental $30M capital raised in June 2022[1] (50/50 combination of equity/debt)
- Anticipate $45-85M capital needed to achieve cash flow positive operations
  - $62M to complete infrastructure
  - $38M for remaining miner payments
  - Expect other expenses to be offset by gross margin

Capital Deployed to Date ($M)


$326
$28
$190
$68
$40
Capital Deployed
Transaction Costs
Miner Payments
Infrastructure
Other Expenses

Capital Needed to Achieve Escape Velocity ($M)


$38
$62
$34
$30
$20
$60
$40
$45
Miner Payments
Infrastructure
Other Expenses
June 2022 Capital(1)
Gross Margin(2)
Capital Need

TERAWULF

(1) Includes $15M first draw of debt from the agreed-in-principle, up to $50 million add-on facility from existing lenders, which remains subject to final documentation and various closing conditions.
(2) Actual gross margin dependent upon BTC price and timing of commercial operations, among other factors.

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Accomplished, Diverse Board to Ensure Transparency and Accountability

Board of Directors

Name	Board Position	Committee	Affiliation
Paul Prager	Executive Chairman	Compensation	CEO of TeraWulf Inc.
Nazar Khan	Executive		COO & CTO of TeraWulf Inc.
Kerri Langlais	Executive		CSO of TeraWulf Inc.
Steve Pincus	Independent (Lead)	Audit	Executive Vice President, Willis Towers Watson
Michael Bucella	Independent		General Partner, BlockTower Capital
Ted Carter, VADM	Independent	Audit (Chair)	President, University of Nebraska; Retired Vice Admiral, U.S. Navy
Cassie Motz	Independent	Audit, Compensation	Executive Director, CollegeBound Foundation
Jason New	Independent	Compensation	Co-Founder and Managing Partner, NovaWulf Digital Management
Lisa Prager	Non-Independent	Compensation (Chair)	General Counsel and Exec. Vice President, Agricultural Bank of China

Advisor – Environmental Impact

Name	Affiliation
Julia Nesheiwat	U.S. Arctic Research Commission

TeraWulf is committed to strong corporate ethics, values, and business practices that create value for all stakeholders.

TERAWULF

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29Advancing TeraWulf’s Mission to Address Significant Societal Challenges of Today Founded in 2021, the Foundation focuses on funding and participating in social health, environmental and sustainable programs. Initial funding of 2.3% of outstanding WULF common stock.In collaboration with reputable organizations and WULF’s talented employees, the Foundation’s objective is to affect large-scale change in the communities in which we operate and around the world.In January 2022, the Foundation made its inaugural financial commitment to the Chesapeake Conservancy to support the initiative to elevate the national significance of the Chesapeake Bay and provide ecological, cultural, and economic benefits to its multi-state watershed region.TeraWulf Charitable FoundationA private, philanthropic organization focused on funding and participating in social health, environmental, and sustainability initiatives.

NASDAQ: WULFContact:ir@terawulf.comwww.TeraWulf.com/contact